Exhibit 10.1

EXECUTION VERSION

COLLATERAL TRUST AGREEMENT

dated as of August 16, 2016

among

TRU TAJ LLC,

TRU TAJ FINANCE, INC.

the other Grantors from time to time

party hereto,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee under the Indenture

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Trustee

i

EXHIBIT A	–	Additional Parity Lien Debt Designation
EXHIBIT B	–	Form of Collateral Trust Joinder—Additional Parity Lien Obligations
EXHIBIT C	–	Form of Collateral Trust Joinder—Additional Grantor

ii

COLLATERAL TRUST AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.1 hereof, this “Agreement”) dated as of August 16, 2016 among TRU TAJ LLC, a Delaware limited liability company (the “Issuer”), TRU Taj Finance, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”) the other Grantors from time to time party hereto, Wilmington Trust, National Association, as Trustee (as defined below), and Wilmington Trust, National Association, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuers have issued 12.00% Senior Secured Notes due 2021 (the “Notes”) in an aggregate principal amount of $441,200,000 pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Indenture”) among the Issuers, the other Grantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity and together with its successors in such capacity, the “Trustee”).

WHEREAS, the Issuers and the other Grantors intend to secure the Obligations under the Indenture, any future Parity Lien Debt (as defined below) and any other Parity Lien Obligations (as defined below) with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents.

WHEREAS, this Agreement sets forth the terms on which each Secured Party has appointed the Collateral Trustee to act as the Collateral Trustee for the present and future holders of the Parity Lien Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof. Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1.

DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1 Defined Terms. The following terms will have the following meanings:

“ABL Agent” means Deutsche Bank AG New York Branch, in its capacity as administrative agent, security agent and facility agent under the ABL Credit Agreement, including its successors and assigns.

“ABL Credit Agreement” means the Second Amended and Restated Syndicated Facility Agreement, dated as of December 18, 2015, among TRU Europe Limited, TRU Iberia Holdings 1, S.L.U., TRU Australia Holdings, LLC, Toys “R” Us (UK) Limited, Toys “R” Us Limited, Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026), Toys “R” Us GmbH, Toys “R” Us Iberia, S.A.U., TRU (UK) H7 Limited, TRU (UK) H8 Limited, Toys “R” Us Holdings Limited, Toys “R” Us Financial Services Limited, Toys “R” Us Properties Limited, TRU (UK) H4 Limited, TRU (France) Finance Ltd., TRU (France) Holdings Ltd., Babies “R” Us (Australia) Pty Ltd (ABN 56 073 394 117), Toys “R” Us SARL, TRU (BVI) Finance II, Ltd., TRU (UK) H6, LLC, TRU Iberia Holdings 2, S.L.U., the other Obligors (as defined therein) party hereto, the lenders from time to time party thereto and the ABL Agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time, including any agreement extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or any successor or replacement agreement or agreements or increasing the amount loaned or issued thereunder or altering the maturity thereof.

“ABL Intercreditor Agreement” means the Intercreditor Agreement, to be entered on or after the Issue Date, among TRU Europe Limited, TRU Iberia Holdings 1, S.L.U., TRU Australia Holdings, LLC, certain of their respective Subsidiaries party thereto, the ABL Agent and the Collateral Trustee, as amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Act of Required Secured Parties” means, as to any matter at any time, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of (or the Authorized Representatives representing the holders of) more than 50% of the sum of the aggregate outstanding principal amount of Parity Lien Debt (including the face amount of outstanding letters of credit whether or not then available or drawn), which, upon request of the Collateral Trustee, shall be accompanied by indemnity or security acceptable to the Collateral Trustee for any losses, liabilities or expenses that may be incurred in connection with such direction.

For purposes of this definition, (a) Parity Lien Debt registered in the name of, or beneficially owned by, the Issuer or any Affiliate of the Issuer will be deemed not to be outstanding and neither the Issuer nor any Affiliate of the Issuer will be entitled to vote such Parity Lien Debt and, upon the request of the Collateral Trustee, the Issuer shall notify the Collateral Trustee in writing whether any Parity Lien Debt is owned by it or any of its Affiliates and (b) votes will be determined in accordance with Section 7.2.

“Additional Notes” has the meaning assigned to the term “Additional Notes” in the Indenture.

“Additional Parity Lien Debt Designation” means a notice in substantially the form of Exhibit A.

“Additional Parity Lien Obligations” has the meaning set forth in Section 3.8(b)(1).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agreement” shall mean this Collateral Trust Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Australian Specific Security Agreement” means each of (i) the Specific Security Agreement (Shares) to be entered into on the Issue Date between Toys “R” Us (Australia) Pty. Ltd. and the Collateral Trustee with respect to the shares of Babies “R” Us (Australia) Pty. Ltd. and (ii) the Specific Security Agreement (Shares) to be entered into on the Issue Date between TRU Australia Holdings, LLC and the Collateral Trustee with respect to the shares of Toys “R” Us (Australia) Pty. Ltd.

“Authorized Representative” means (1) in the case of the Notes or any Additional Notes, the Trustee and (2) in the case of any other Series of Parity Lien Debt, the trustee, agent or representative of the holders of such Series of Parity Lien Debt who maintains the transfer register for such Series of Parity Lien Debt and is appointed as a representative of the Parity Lien Debt (for purposes related to the administration of the Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, and who has executed a Collateral Trust Joinder.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Business Day” means each day which is not a Legal Holiday.

“BVI Share Charge” means each of (i) the Second Ranking Share Charge to be entered into on the Issue Date between Toys “R” Us (UK) Limited and the Collateral Trustee with respect to the shares of TRU (BVI) Finance II, Ltd, (ii) the First Ranking Share Charge to be entered into on the Issue Date between TRU Asia, LLC and the Collateral Trustee with respect to the shares of TRU (BVI) Asia 1 Ltd, (iii) the First Ranking Share Charge to be entered into on August 16, 2016 between TRU Taj LLC and the Collateral Trustee with respect to 5% of the shares of TRU (Japan) Holdings Parent Ltd and (iv) the First Ranking Share Charge to be entered into on August 16, 2016 between TRU Taj LLC and the Collateral Trustee with respect to 65% of the shares of TRU (Japan) Holdings Parent Ltd.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock or shares;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Co-Issuer” has the meaning set forth in the preamble.

“Collateral” means, in the case of each Series of Parity Lien Debt, all properties and assets of the Issuers and the other Grantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, to the Collateral Trustee to secure any or all of the Parity Lien Obligations, and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2; provided, that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any properties or assets of the Issuers or any other Grantor, such assets or properties will cease to be excluded from the Collateral if the Issuer, Co-Issuer or any other Grantor thereafter acquires or reacquires such assets or properties.

“Collateral Trust Joinder” means (1) with respect to the provisions of this Agreement relating to any Parity Lien Obligations, an agreement substantially in the form of Exhibit B and (2) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trustee Obligations” has the meaning set forth in Section 3.4(a).

“Discharge of Parity Lien Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute Parity Lien Debt;

(2) with respect to each Series of Parity Lien Debt, either (x) payment in full in cash of the principal of and interest and premium (if any) on all Parity Lien Debt of such Series (other than undrawn letters of credit) or (y) there has been a legal defeasance or covenant defeasance pursuant to the terms of the applicable Parity Lien Documents for such Series of Parity Lien Debt; and

(3) with respect to any undrawn letters of credit constituting Parity Lien Debt, either (x) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt or (y) the issuer of each such letter of credit has notified the Collateral Trustee in writing that alternative arrangements satisfactory to such issuer and to the holders of the related Series of Parity Lien Debt that has reimbursement obligations with respect thereto have been made; and

(4) payment in full in cash of all other Parity Lien Obligations that are outstanding and unpaid at the time the Parity Lien Debt is paid in full in cash (or the cash collateralization of any such Obligations on terms satisfactory to the applicable holder thereof) (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time);

provided, however, that if, at any time after the Discharge of Parity Lien Obligations has occurred, the Issuer thereafter enters into any Parity Lien Document evidencing a Parity Lien Debt the incurrence of which is not prohibited by any applicable Parity Lien Document, then such Discharge of Parity Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Parity Lien Debt (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Parity Lien Obligations), and, from and after the date on which the Issuer designates such Funded Debt as Parity Lien Debt in accordance with Section 3.8, the Obligations under such Parity Lien Document shall automatically and without any further action be treated as Parity Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

“Dutch Share Charge” means the Disclosed Pledge Over Registered Shares to be entered into on the Issue Date between TRU (UK) H8 Limited and the Collateral Trustee with respect to the shares of TRU Global Imports B.V.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1) in respect of borrowed money or advances; or

(2) evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof).

“German Share Pledge Agreement” means the agreement relating to the junior ranking pledge over the shares in Toys “R” Us GmbH held by TRU (UK) H8 Limited.

“Grantor” means each Person that at any time provides collateral security for any Parity Lien Obligations.

“Guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof, and pursuant to Section 5.15 (Parallel Debt)), of all or any part of any Parity Lien Obligations. The amount of any guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined in good faith by the Issuer. The term “guarantee” as a verb has a corresponding meaning.

“Guarantee Limitations” means, in respect of any Note Obligor and any payments it is required to make in its capacity as a guarantor or as the provider of an indemnity under this Agreement, the Indenture, the Parity Lien Documents or any other Security Documents, the limitations applicable to the obligations of such entity as set out in this Agreement, the Indenture, the Parity Lien Documents or any other Security Document (as applicable).

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Parity Lien Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Issuer, any of its Subsidiaries or any other Grantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.10(a).

“Indenture” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1) any voluntary or involuntary case commenced by or against the Issuer, Co-Issuer or any other Grantor under Title 11, U.S. Code or any similar law of the United States (federal or state), United Kingdom or other applicable jurisdictions from time to time in effect for the relief of debtors, any other proceeding for the reorganization, administration, recapitalization, receivership, liquidation or adjustment or marshalling of the assets or liabilities of the Issuer, Co-Issuer or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Issuer, Co-Issuer or any other Grantor or any similar case or proceeding relative to the Issuer, Co-Issuer or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Issuer, Co-Issuer or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Issuer, Co-Issuer or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intercreditor Agreements” means the ABL Intercreditor Agreement and/or any other intercreditor agreement that is entered into in accordance with the applicable provisions of the Indenture and this Agreement.

“Issue Date” means the date on which the Notes are originally issued.

“Issuer” has the meaning set forth in the preamble.

“Legal Holiday” means a Saturday, a Sunday or a day on which commercial banking institutions are not required to be open in the State of New York.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Notes” has the meaning set forth in the recitals.

“Note Obligor” means each of the Issuer, Co-Issuer, each Grantor and any Person who becomes a party as a Grantor in accordance with the terms of Section 7.19.

“Note Guarantee” means any guarantee of the obligations of the Issuers under the Indenture and the Notes by any Person in accordance with the provisions of the Indenture.

“Note Guarantor” means any Person that incurs a Note Guarantee; provided that upon the release or discharge of such Person from its Note Guarantee in accordance with the Indenture, such Person ceases to be a Note Guarantor under the Indenture.

“Obligations” means, all obligations (whether in existence on the date hereof or arising afterwards, absolute or contingent, direct or indirect) for or in respect of principal (when due, upon acceleration, upon redemption, upon mandatory repayment or repurchase pursuant to a mandatory offer to purchase, or otherwise), premium, interest, penalties, fees, indemnification, reimbursement and other amounts payable and liabilities under any applicable Parity Lien Document, including all interest, fees and other amounts accrued or accruing after the commencement of any bankruptcy, insolvency or reorganization or similar case or proceeding at the contract rate (including, without limitation, any contract rate applicable upon default) specified in the relevant documentation, whether or not the claim for such interest, fees and other amounts is allowed as a claim in such case or proceeding.

“Offering Circular” means the offering circular relating to the offering of the Notes dated July 13, 2016.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Issuer by two officers of the Issuer, one of whom must be the principal executive officer, the principal financial officer, the treasurer, the secretary or the principal accounting officer of the Issuer, including:

(a) a statement that the Person making such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Parallel Debt” has the meaning given to that term in clause (a) of Section 5.15.

“Parent” means Toys “R” Us, Inc. and its successors and assigns (whether by merger, consolidation, sale of all or substantially all assets or otherwise).

“Parity Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Trustee, at any time, upon any property of the Issuer, Co-Issuer or any other Grantor to secure Parity Lien Obligations.

“Parity Lien Debt” means:

(1) the Notes issued on the date of the Indenture; and

(2) any other Funded Debt of the Issuers (including Additional Notes), and letter of credit and reimbursement Obligations with respect thereto, that is secured equally and ratably with the Notes by a Parity Lien that was permitted to be incurred and so secured under each applicable Parity Lien Document; provided, that:

(a) on or before the date on which such Funded Debt is incurred by the Issuers, such Funded Debt is designated by the Issuer as “Parity Lien Debt” for the purposes of the Parity Lien Documents in an Additional Parity Lien Debt Designation executed and delivered in accordance with Section 3.8(a);

(b) unless such Funded Debt is issued under an existing Parity Lien Document for any Series of Parity Lien Debt whose Authorized Representative is already party to this Agreement, the Authorized Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

“Parity Lien Debt Default” means any event or condition that, under the terms of any credit agreement, indenture or other agreement governing any Series of Parity Lien Debt causes, or permits holders of Parity Lien Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Parity Lien Debt outstanding thereunder to become immediately due and payable.

“Parity Lien Documents” means, collectively, the Indenture, the Notes, the Note Guarantees (other than any guarantee by Parent), any other indenture, credit agreement or other agreement pursuant to which any Parity Lien Debt is incurred, and the Security Documents.

“Parity Lien Obligations” means the Parity Lien Debt and all other Obligations (other than Obligations of the Parent) in respect of Parity Lien Debt, including without limitation, all Obligations of Grantors under the Notes, the Indenture and the Security Documents and any Post-Petition Interest whether or not allowable, and all guarantees (other than any guarantee by Parent) and parallel debt of any of the foregoing. In addition to the foregoing, all Collateral Trustee Obligations shall be deemed to constitute Parity Lien Obligations.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Parity Lien Documents continue to accrue after the commencement of any Insolvency of Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Code or in any such Insolvency or Liquidation Proceeding.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement

“Restricted Subsidiary” has the meaning set forth in the Indenture.

“Secured Parties” means the holders of Parity Lien Obligations, each Authorized Representative and the Collateral Trustee.

“Security Documents” means this Agreement, the Intercreditor Agreements, each Collateral Trust Joinder, each Australian Specific Security Agreement, each BVI Share Charge, the German Share Pledge Agreement, each Spanish Pledge Agreement, each UK Share Charge, the Dutch Share Charge and any other security agreements, pledge agreements, collateral assignments, deeds to secure debt, security trust agreements, pledge agreements, collateral agency agreements, control agreements, joinders, mortgages, deeds of trust or other grants or transfers for security executed and delivered by the Issuer, Co-Issuer or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee as collateral trustee and/or as creditor under a parallel debt structure, for the benefit of any of the Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Series of Parity Lien Debt” means, severally, the Notes and each other issue or series of Parity Lien Debt for which a single register is maintained. For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Parity Lien Document shall be part of the same Series of Parity Lien Debt as all other Parity Lien Debt incurred pursuant to such Parity Lien Document.

“Spanish Pledge Agreement” means each of (i) the Deed of Pledge Over the Shares of Toys “R” Us Iberia, S.A.U. to be entered into on the Issue Date between TRU Iberia Holdings 2, S.L.U., Toys “R” Us Iberia, S.A.U. and the Collateral Trustee, (ii) the Deed of Pledge Over the Shares of TRU Iberia Holdings 1, S.L.U. to be entered into on the Issue Date between TRU Taj (Europe) Holdings, LLC, TRU Iberia Holdings 1, S.L.U. and the Collateral Trustee and (iii) the Deed of Pledge Over the Shares of TRU Iberia Holdings 2, S.L.U. to be entered into on the Issue Date between TRU Iberia Holdings 1, S.L.U., TRU Iberia Holdings 2, S.L.U. and the Collateral Trustee.

“Subsidiary” means, with respect to any Person, (1) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than

50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (2) any partnership, joint venture or limited liability company of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Swap Agreements” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Issuer or any of the Restricted Subsidiaries shall be a Swap Agreement.

“Trustee” has the meaning set forth in the recitals.

“Trust Estate” has the meaning set forth in Section 2.1.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, priority or remedies.

“UK Share Charge” means each of (i) the English law equitable charge over shares to be entered into on the Issue Date among TRU Taj Holdings 1, LLC, TRU Taj (Europe) Holdings, LLC and TRU (Holdings) Limited, as chargors, and the Collateral Trustee and (ii) the English law equitable charge over shares to be entered into on the Issue Date among TRU Taj (UK) H6, LLC and certain other subsidiaries of Parent as chargors and the Collateral Trustee.

“Unrestricted Subsidiary” has the meaning set forth in the Indenture.

“Wholly Owned Restricted Subsidiary” is any Wholly Owned Subsidiary that is a Restricted Subsidiary.

“Wholly Owned Subsidiary” of any Person means a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

SECTION 1.2 Other Definition Provisions.

(a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references, are to this Agreement unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d) The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(e) All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(f) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(g) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Indenture and (2) approved in a writing delivered to the Trustee and the Collateral Trustee by, or on behalf of, the requisite Secured Parties as are needed (if any) under the terms of the applicable Parity Lien Documents to approve such amendment or modification. Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter of credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

(h) This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

(i) In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document (other than the Intercreditor Agreements), the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document (other than the Intercreditor Agreements). Solely with respect to Collateral subject to the ABL Intercreditor Agreement, in the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in the ABL Intercreditor Agreement, the terms and provisions of the ABL Intercreditor Agreement shall supersede and control the terms and provisions of this Agreement with respect to such Collateral.

ARTICLE 2.

THE TRUST ESTATE

SECTION 2.1 Declaration of Trust. To secure the payment of the Parity Lien Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, each of the Grantors hereby confirms the grant to the Collateral Trustee, its successors and permitted assigns, and the Collateral Trustee hereby accepts and agrees to hold, in trust as trustee (or, in the case of any jurisdiction in which effective Liens cannot be granted in favor of the Collateral Trustee as trustee for the Secured Parties, under a parallel debt structure as set forth under Section 5.15 in accordance with Section 5.16) under this Agreement for the benefit of all current and future Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral, now or hereafter granted to the Collateral Trustee under any Security Document for the benefit of the Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Secured Parties as security for the payment of all present and future Parity Lien Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Parity Lien Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Issuer delivers to the Collateral Trustee an Officers’ Certificate stating that all Parity Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Parity Lien Documents and that the Grantors are not required by any Parity Lien Document to grant any Parity Lien upon any property, then the trust arising hereunder will terminate (subject to any reinstatement pursuant to Section 7.20 hereof), except that all provisions set forth in Sections 7.9 and 7.10 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.2 Collateral Shared Equally and Ratably. The parties to this Agreement agree that the payment and satisfaction of all of the Parity Lien Obligations will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties, notwithstanding the time of incurrence of any Parity Lien Obligations or the date, time, method or order of grant, attachment or perfection of any Liens securing such Parity Lien Obligations and notwithstanding any provision of the UCC, the time of incurrence of any Series of Parity Lien Debt or the time of incurrence of any other Parity Lien Obligation, or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Parity Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Issuer, Co-Issuer or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Secured Parties represented by them that, all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Issuer, Co-Issuer or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Parity Lien Debt if the Parity Lien Documents in respect thereof prohibit the applicable Authorized Representative from accepting the benefit of a Lien on any particular asset or property or such Authorized Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property.

ARTICLE 3.

OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

SECTION 3.1 Appointment and Undertaking of the Collateral Trustee.

(a) Each Secured Party acting through its respective Authorized Representative and/or by its acceptance of the benefits of the Security Documents hereby appoints the Collateral Trustee to serve as Collateral Trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as Collateral Trustee, for the benefit solely and exclusively of the present and future Secured Parties (or under any Parallel Debt, in its own name as set forth under Section 5.15), in accordance with the terms of this Agreement:

(1) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2) take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3) deliver and receive notices pursuant to this Agreement and the Security Documents;

(4) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral, or otherwise realize on the Collateral, under and, in each case, subject to, the Security Documents and its other interests, rights, powers and remedies;

(5) remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6) execute and deliver (i) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 7.1 (but only upon receipt by the Collateral Trustee of an Officers’ Certificate to the effect that the amendment or supplement was permitted under Section 7.1) and (ii) acknowledgements of Collateral Trust Joinders delivered pursuant to Section 3.8 or 7.19 hereof, accompanied by an Officers’ Certificate to the effect that such joinder is permitted under this Agreement and any other applicable Parity Lien Document;

(7) release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2 or Article 4; and

(8) enter into and perform its obligations and protect, exercise and enforce its interest, rights, powers and remedies under the Intercreditor Agreements.

(b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c) Notwithstanding anything to the contrary contained in this Agreement or any other Parity Lien Document, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement.

(d) Act or decline to act in connection with any enforcement of Liens as provided in Section 3.3.

Notwithstanding anything to the contrary contained in this Agreement, neither the Issuer nor any of its Affiliates may serve as Collateral Trustee.

SECTION 3.2 Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:

(a) as directed by an Act of Required Secured Parties (but only upon receipt by the Collateral Trustee of an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Parity Lien Document);

(b) as required by the Intercreditor Agreements;

(c) as required by Article 4; or

(d) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction.

SECTION 3.3 Enforcement of Liens. If the Collateral Trustee at any time receives written notice that any event of default shall have occurred and be continuing under the Indenture or any other Parity Lien Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the Security Documents, the Collateral Trustee will promptly deliver written notice thereof to each Authorized Representative. Thereafter, the Collateral Trustee shall await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured Parties, subject in all cases to the limitations set forth in the Intercreditor Agreements. Notwithstanding the foregoing, unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Parity Lien Document as it may deem advisable and in the best interest of the Secured Parties, subject in all cases to the limitations set forth in the Intercreditor Agreements.

SECTION 3.4 Application of Proceeds.

(a) Subject to the terms of the Intercreditor Agreements, upon the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law, the Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization by the Collateral Trustee or any other Secured Party upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds thereof, and the proceeds of any insurance policy required under any Parity Lien Document or otherwise covering the Collateral and any Collateral or proceeds thereof received pursuant to any Intercreditor Agreement in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Security Document (including, but not limited to, indemnification obligations that are then due and payable) (collectively, the “Collateral Trustee Obligations”);

SECOND, to the respective Authorized Representatives, on a pro rata basis for each Series of Parity Lien Debt that are secured by such Collateral, for application to the payment of all such outstanding Parity Lien Debt and any such other Parity Lien Obligations that are then due and payable and so secured (for application in such order as may be provided in the Parity Lien Documents applicable to the respective Parity Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Parity Lien Debt and all other Parity Lien Obligations that are then due and payable and so secured (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Parity Lien Documents, even if such interest and fees are not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt);

THIRD, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Issuer, Co-Issuer or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Series of Parity Lien Debt has released its Lien on any Collateral as described below in Section 4.4, then such Series of Parity Lien Debt and any related Parity Lien Obligations of that Series thereafter shall not be entitled to share in the proceeds of any Collateral so released by that Series.

(b) This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Parity Lien Obligations, each present and future Authorized Representative and the Collateral Trustee as holder of Parity Liens. The Authorized Representative of each future Series of Parity Lien Debt will be required to deliver a Collateral Trust Joinder including a lien sharing and priority confirmation as provided in Section 3.8 at the time of incurrence of such Series of Parity Lien Debt.

(c) In connection with the application of proceeds pursuant to Section 3.4(a), as directed by an Act of Required Secured Parties, the Collateral Trustee may (but shall not be obligated to) sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(d) In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant Authorized Representative, as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Parity Lien Debt and any other Parity Lien Obligations.

SECTION 3.5 Powers of the Collateral Trustee.

(a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b) No Authorized Representative or Secured Party (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee.

SECTION 3.6 Documents and Communications. The Collateral Trustee will permit each Authorized Representative and each Secured Party upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

SECTION 3.7 For Sole and Exclusive Benefit of the Secured Parties. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Parity Lien Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8 Additional Parity Lien Obligations.

(a) The Collateral Trustee will, as Collateral Trustee hereunder, perform its undertakings set forth in this Agreement with respect to any Parity Lien Debt that is issued or incurred after the date hereof if:

(1) such Parity Lien Debt is identified as Parity Lien Debt in accordance with the procedures set forth in Section 3.8(b); and

(2) unless such Funded Debt is issued under an existing Parity Lien Document for any Series of Parity Lien Debt whose Authorized Representative is already party to this Agreement, the designated Authorized Representative identified pursuant to Section 3.8(b) signs a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Parity Lien Debt and (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof under commitments that have previously been designated as Parity Lien Debt, shall automatically constitute Parity Lien Debt and shall not require compliance with the procedures set forth in Section 3.8(b).

(b) The Issuer will be permitted to designate as Parity Lien Debt hereunder any Funded Debt that is incurred by the Issuer, Co-Issuer or any other Grantor after the date of this Agreement in accordance with the terms of all applicable Parity Lien Documents. The Issuer may only effect such designation by delivering to the Collateral Trustee (i) an Officers’ Certificate stating that the incurrence of such Additional Parity Lien Debt is authorized and permitted by the Parity Lien Documents and (ii) an Additional Parity Lien Debt Designation that:

(1) states that the Issuer, Co-Issuer or such other Grantor intends to incur, or has incurred, additional Parity Lien Debt (“Additional Parity Lien Obligations”) which will be (as specified in such Additional Parity Lien Debt Designation) Parity Lien Debt, not prohibited by any Parity Lien Document to be incurred and secured by a Parity Lien equally and ratably with all other Parity Lien Debt;

(2) specifies the name and address of the Authorized Representative for such Parity Lien Obligations for purposes of this Agreement including Section 7.6;

(3) states that the Issuer, Co-Issuer and each other Grantor party thereto has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Parity Lien Obligations are secured by the Collateral in accordance with the Parity Lien Documents;

(4) attaches as Exhibit 1 to such Additional Parity Lien Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Issuer, Co-Issuer and each other Grantor; and

(5) states that the Issuer has caused a copy of the Additional Parity Lien Debt Designation and the related Collateral Trust Joinder to be delivered to each then existing Authorized Representative.

Although the Issuer shall be required to deliver a copy of each Additional Parity Lien Debt Designation and each Collateral Trust Joinder to each then existing Authorized Representative, the failure to so deliver a copy of the Additional Parity Lien Debt Designation and/or Collateral Trust Joinder to any then-existing Authorized Representative shall not affect the status of such debt as Additional Parity Lien Obligations if the other requirements of this Section 3.8 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Issuer, Co-Issuer or any other Grantor to incur additional Funded Debt or Liens if prohibited by the terms of any Parity Lien Documents.

(c) With respect to any Parity Lien Debt that is issued or incurred after the date hereof, the Issuer, Co-Issuer and each of the other Grantors agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Trustee, any Authorized Representative or any Act of Required Secured Parties, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Additional Parity Lien Obligations are secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Security Documents). Issuer, Co-Issuer and each Grantor hereby further agree that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c), all such amounts shall be paid by, and shall be for the account of, the Issuer, Co-Issuer and the respective Grantors, on a joint and several basis (subject to Section 7.11).

ARTICLE 4.

OBLIGATIONS ENFORCEABLE BY THE ISSUER, CO-ISSUER

AND THE OTHER GRANTORS

SECTION 4.1 Release of Liens on Collateral.

(a) The Collateral Trustee’s Liens upon the Collateral will be released in any of the following circumstances:

(1) in whole, upon (A) payment in full and discharge of all outstanding Parity Lien Debt and all other Parity Lien Obligations that are outstanding, due and payable at the time all of the Parity Lien Debt is paid in full and discharged and (B) termination or expiration of all commitments to extend credit under all Parity Lien Documents and the cancellation or termination, cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) of all outstanding letters of credit issued pursuant to any Parity Lien Documents or, solely to the extent if any agreed to by the issuer of any outstanding letter of credit issued pursuant to any Parity Lien Document, the issuance of a back to back letter of credit in favor of the issuer of any such outstanding letter of credit in an amount equal to such outstanding letter of credit and issued by a financial institution acceptable to such issuer;

(2) as to any Collateral that is sold, transferred or otherwise disposed of by the Issuer, Co-Issuer or any other Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Issuer, Co-Issuer or another Note Obligor in a transaction or other circumstance that is permitted by Section 4.11 of the Indenture, if any, and is permitted by all of the other Parity Lien Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, that the Collateral Trustee’s Liens upon the Collateral will not be released if the sale or disposition is to a Person who succeeds to, and is substituted for, the Issuer, Co-Issuer or any other Note Obligor under the Indenture and the Notes pursuant to Section 5.01 of the Indenture;

(3) as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (2) above), if directed by an Act of Required Secured Parties (but only upon receipt by the Collateral Trustee of an Officers’ Certificate to the effect that the release was permitted by each applicable Parity Lien Document); provided, that this clause (3) shall not apply to (i) Discharge of Parity Lien Obligations upon payment in full thereof or (ii) sales or dispositions to a Person or a Subsidiary of a Person who succeeds to, and is substituted for, the Issuer, Co-Issuer or any other Note Obligor under the Indenture and the Notes pursuant to Section 5.01 of the Indenture;

(4) as to a release of all or substantially all of the Collateral (other than pursuant to clause (1) above), if (A) consent to release of that Collateral has been given by the requisite percentage or number of holders of each Series of Parity Lien Debt at the time outstanding as provided for in the applicable Parity Lien Documents and (B) the Issuer has delivered an Officers’ Certificate to the Collateral Trustee certifying that any such necessary consents have been obtained;

(5) if any Grantor (i) ceases to be a Note Guarantor (including as a result of being designated as an Unrestricted Subsidiary or ceasing to be a Subsidiary) as permitted by the Indenture, (ii) is sold, transferred or otherwise disposed of to a Person that is not the Issuer or a Restricted Subsidiary as permitted by the Indenture and the other Parity Lien Documents or (iii) is released from its obligations under each of the Security Documents as permitted by the Indenture and each of the other Parity Lien Documents, then the Liens on such Collateral and the obligations of such Grantor under its Guarantee of the Parity Lien Obligations, shall be automatically, unconditionally and simultaneously released; and

(6) if and to the extent required under the Intercreditor Agreements.

(b) The Collateral Trustee agrees for the benefit of the Issuer, Co-Issuer and the other Grantors that if the Collateral Trustee at any time receives an Officers’ Certificate stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Parity Lien Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with, accompanied by the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable, then the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Issuer, Co-Issuer or other applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Trustee.

(c) The Collateral Trustee hereby agrees that:

(1) in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Issuer, Co-Issuer or other applicable Grantor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2) at any time when a Parity Lien Debt Default under a Series of Parity Lien Debt has occurred and is continuing, within two Business Days of the receipt by it of any Act of Required Secured Parties pursuant to Section 4.1(a)(3), the Collateral Trustee will deliver a copy of such Act of Required Secured Parties to each Authorized Representative.

(d) Each Authorized Representative hereby agrees that within two Business Days of the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.1(c)(2), such Authorized Representative will deliver a copy of such notice to each registered holder of the Series of Parity Lien Debt for which it acts as Authorized Representative.

SECTION 4.2 Delivery of Copies to Authorized Representatives. The Issuer will deliver to each Authorized Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Authorized Representatives will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(d).

SECTION 4.3 Collateral Trustee not Required to Serve, File or Record. Subject to the terms of the Security Documents, the Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Issuer, Co-Issuer or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of such Issuer, Co-Issuer or Grantor to comply with the requirements of such UCC provision (at the Issuer’s cost or expense); provided, further, that the Collateral Trustee must first confirm with the Authorized Representatives that the requirements of such UCC provisions have been satisfied.

SECTION 4.4 Release of Liens in Respect of any Series of Parity Lien Debt.

(a) Release of Liens in Respect of the Notes. In addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Liens will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Lien on the Collateral will terminate and be discharged:

(1) upon satisfaction and discharge of the Indenture as set forth under Article 8 of the Indenture;

(2) upon a Legal Defeasance or Covenant Defeasance (each as defined under the Indenture) of the Notes as set forth under Article 8 of the Indenture;

(3) upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged; or

(4) in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Section 9.02 of the Indenture.

(b) Release of Liens in Respect of any Series of Parity Lien Debt other than the Notes. In addition to any release pursuant to Section 4.1 hereof, as to any Series of Parity Lien Debt other than the Notes, the Collateral Trustee’s Lien will no longer secure such Series of Parity Lien Debt if the requirements of a Discharge of Parity Lien Obligations are satisfied with respect to such Series of Parity Lien Debt and all Parity Lien Obligations related thereto that are outstanding and unpaid at the time such Series of Parity Lien Debt is paid are also paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) and the Collateral Trustee receives an Officers’ Certificate to that effect.

ARTICLE 5.

IMMUNITIES OF THE COLLATERAL TRUSTEE

SECTION 5.1 No Implied Duty. The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents. Use of the term “Collateral Trustee” or “collateral trustee” and the description of this Agreement as a “Collateral Trust Agreement” are for convenience purposes only and do not give rise to any fiduciary duties on the part of the Collateral Trustee. The Collateral Trustee will not have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Parity Lien Documents and no implied covenants or obligations under statute, common law or otherwise, shall be read into this Agreement against the Collateral Trustee. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents.

SECTION 5.2 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3 Other Agreements. The Collateral Trustee has accepted its appointment as Collateral Trustee hereunder and is bound by the Security Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Secured Parties or otherwise provided in the Indenture or this Agreement, the Collateral Trustee shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Parity Lien Debt (other than this Agreement and the other Security Documents to which it is a party).

SECTION 5.4 Solicitation of Instructions.

(a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officers’ Certificate, written instructions from the Authorized Representatives or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents and may refrain from taking action (and shall have no liability for refraining from taking action) until such instruction or court order are received by it.

(b) No written direction given to the Collateral Trustee by an Act of Required Secured Parties that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

SECTION 5.5 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own gross negligence or willful misconduct as determined by a final order of a court of competent jurisdiction.

SECTION 5.6 Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7 Entitled to Rely. The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Issuer, Co-Issuer or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Authorized Representative as to the Secured Parties for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on such Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8 Parity Lien Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Parity Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Parity Lien Debt Default unless and until it is directed by an Act of Required Secured Parties.

SECTION 5.9 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Secured Parties. The Collateral Trustee shall not be liable for any action it takes or omits to take in good faith in accordance with any Act of Required Secured Parties, except for its own gross negligence or willful misconduct in executing any such Act of Required Secured Parties, as determined by a final order of a court of competent jurisdiction.

SECTION 5.10 Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity satisfactory to it against any and all loss, liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

SECTION 5.12 Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral, any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided, however, that, notwithstanding the foregoing, the Collateral Trustee will execute, file or record, UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by any Authorized Representative (with a copy to each other Authorized Representative), along with drafts of such UCC-3 continuation statements or other documents or instruments in recordable form (it being understood that the Trustee shall have no duty to make such specific request). The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) Except as provided in paragraph 5.12(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Parity Lien Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

SECTION 5.13 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(1) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed;

(2) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3) the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than the Collateral Trustee.

SECTION 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

SECTION 5.15 Parallel Debt.

(a) Notwithstanding any other provision of any other Security Document, each Note Obligor hereby irrevocably and unconditionally undertakes (by way of an abstract acknowledgement of debt (abstraktes Schuldanerkenntnis)) to pay to the Collateral Trustee amounts equal to any amounts due in respect of all Parity Lien Obligations (the “Corresponding Debt”) of such Note Obligor under the Notes (including Additional Notes), the Indenture, any other Parity Lien Document and any other Security Document. The payment undertakings of each Note Obligor under this Section 5.15 (Parallel Debt) are each to be referred to as a “Parallel Debt”. For the avoidance of any doubt, the Collateral Trustee’s role is purely administrative and subject to the provisions of the Parity Lien Document to which it is a party.

(b) Each Note Obligor and the Collateral Trustee acknowledge that (i) each Parallel Debt constitutes an undertaking, obligation and liability to the Collateral Trustee which is separate and independent from, and without prejudice to, the Corresponding Debt of the relevant Note Obligor and shall not in any way limit or affect, the Corresponding Debt of that Note Obligor to any Secured Party under the Indenture, any other Parity Lien Document or any Security Document, (ii) each Parallel Debt represents the Collateral Trustee’s own separate and independent claim to receive payment of the Parallel Debt from the relevant Note Obligor, it being understood, in each case, that: (x) the Parallel Debt of each Note Obligor shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and (y) the Corresponding Debt of each Note Obligor shall be decreased to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged, (iii) the amounts which may be payable by each Note Obligor as Parallel Debt shall at all times be equal to the amount of its Corresponding Debt, and (iv) the amounts which may be payable by each Note Obligor as Parallel Debt at any time shall never exceed the total of the amounts which are payable under or in connection with the Corresponding Debt at that time.

(c) For the purpose of this Section 5.15, the Collateral Trustee will act in its own name, as Collateral Trustee hereunder, referencing such capacity as applicable, and its claims in respect of the Parallel Debts shall not be held by it as trustee. The Liens granted under the Security Documents to the Collateral Trustee to secure the Parallel Debts are granted to the Collateral Trustee in its capacity as creditor of the Parallel Debts and shall not be held in trust.

(d) All moneys received or recovered by the Collateral Trustee pursuant to this Section 5.15, and all amounts received or recovered by the Collateral Trustee from or by the enforcement of any Liens granted to secure the Parallel Debts, shall be applied in accordance with Section 3.4.

(e) Without limiting or affecting the Collateral Trustee’s rights against the Note Obligors (whether under this Section 5.15 or under any other provision of the Security Documents), each Note Obligor acknowledges that nothing in this Section 5.15 shall impose any obligation on the Collateral Trustee to advance any sum to any Note Obligor or otherwise under any Security Document.

(f) For the purpose of any Security Document governed by German law, each party to this Agreement agrees that the Collateral Trustee shall together with the other Secured Parties be the joint and several creditors (Gesamtgläubiger) of each and every obligation of the relevant Note Obligor under the relevant Security Document governed by German law, and that accordingly the Collateral Trustee will have its own and independent right to demand performance by the relevant Note Obligor of its obligations (Gesamtgläubigerschaft) in full. Notwithstanding the foregoing, payments by the relevant Note Obligor under the relevant Security Document shall only be made to the Collateral Trustee.

(g) [reserved]:

(h) This Section 5.15 shall, for the avoidance of doubt, not limit the rights and remedies provided to the Secured Parties by the other provisions hereof and of the other Parity Lien Documents. Moreover, notwithstanding any provisions of any Parity Lien Document or any present or future law to the contrary, the Collateral Trustee has no rights and responsibilities under this Agreement or any Parity Lien Document other than in its capacity as Collateral Trustee, as expressly provided herein or in such Parity Lien Document.

SECTION 5.16 German Security Documents

Without limiting any other rights of the Collateral Trustee under this Agreement, in relation to the Security Documents governed by the laws of Germany (the “German Security Documents” and the Security created thereunder the “German Security”) the following shall apply:

(a) the Collateral Trustee shall:

(1) administer as trustee in its own name but for the benefit of all relevant Secured Parties (other than the Collateral Trustee) which have the benefit of such German Security in accordance with this Agreement (each a “German Secured Party”) and as the case may be, release and (subject to it having become enforceable) realise (in accordance with the Parity Lien Documents) any German Security which is created in favour of the Collateral Trustee and/or the German Secured Parties (or any of them) by way of a pledge (Verpfändung) or any other German law accessory security right (akzessorische Sicherheit); and

(2) if and when acting in its capacity as creditor of the Parallel Debt, hold:

(A) any German Security which is created in favour of the Collateral Trustee as creditor of the Parallel Debt by way of a pledge (Verpfändung) or any other German law accessory security right (akzessorische Sicherheit);

(B) any proceeds of such German Security; and

(C) the benefit of this subparagraph and of the Parallel Debt,

as creditor in its own right but for the benefit of the Secured Parties in accordance with this Agreement;

(b) each Secured Party authorises the Collateral Trustee to take any steps necessary and collect all information necessary or, in the Collateral Trustee’s discretion, reasonable and desirable for the preparation of any German Security Document and/or the perfection of any German Security (Wirksamkeit der Sicherheitenbestellung) and, if necessary, to engage on behalf of the respective Note Obligor a German notary public for the execution or certification of any documents required in notarial or notarially certified form;

(c) each German Secured Party hereby ratifies and approves all acts done by the Collateral Trustee on such German Secured Party’s behalf before execution of this Agreement, or the relevant German Secured Party’s accession to this Agreement, as the case may be, including for the avoidance of doubt, the declarations made by the Collateral Trustee as representative without power of attorney (Vertreter ohne Vertretungsmacht) in relation to the creation of any pledge (Pfandrecht) on behalf and for the benefit of any German Secured Party in respect of any German Security Document, and further including, but not limited to, the granting of (sub-)powers of attorney and the release of any (sub-) representatives from the restrictions of Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other applicable law;

(d) the Collateral Trustee shall and is hereby authorised by each of the German Secured Parties (and to the extent it may have any interest therein, every other party hereto) to execute on behalf of itself and each other party hereto where relevant without the need for any further referral to, or authority from, any other person all necessary permitted releases or confirmations of any security created under the German Security Documents. The Collateral Trustee and all other German Secured Parties (and to the extent it may have any interest therein, every other party hereto) agree that, in relation to the German Security Documents, no German Secured Party shall exercise any independent power to enforce any German Security or take any other action in relation to the enforcement of the German Security, or make or receive any declarations in relation thereto;

(e) each German Secured Party hereby irrevocably instructs and authorises the Collateral Trustee (with the right of sub-delegation) to act on its behalf and if required under applicable law, or if otherwise appropriate, in its name and on its behalf in connection with the preparation, execution and delivery of the German Security Documents, the perfection and monitoring of the German Security Document, the rescission, release and/or amendment of the German Security Documents (to the extent permitted by the Parity Lien Documents) and (subject to it having become enforceable) the realization of any German Security which is created in favour of the Collateral Trustee and/or the German Secured Parties (or any of them) and to enter into any documents evidencing German Security and to make and accept all declarations and take all actions it considers necessary or useful in connection with any German Security on behalf of such German Secured Party. The Collateral Trustee is authorised to make all statements necessary or appropriate in this connection. The Collateral Trustee shall further be entitled to rescind, release, amend and/or execute new and different documents relating to the German Security (to the extent permitted by the Parity Lien Documents);

(f) at the request of the Collateral Trustee, each German Secured Party shall provide the Collateral Trustee with a separate written power of attorney (Spezialvollmacht) for the purposes of executing any relevant agreements and documents on their behalf; and

(g) it is agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by this Section 5.16, the relationship of the German Secured Parties to the Collateral Trustee shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, that all the other provisions of this Section 5.16 shall have full force and effect between the parties hereto.

SECTION 5.17 No Liability for Interest. The Collateral Trustee shall not be liable for interest or investment income on any money or securities received by it, except as the Collateral Trustee may agree in writing with the Issuer.

SECTION 5.18 Non-Reliance on Collateral Trustee.

(a) The Collateral Trustee shall not be required to keep itself informed as to the performance or observance by the Issuer, Co-Issuer or Note Guarantors of any of its obligations under this Agreement, any Parity Lien Document or any other document referred to or provided for herein or therein. Except for notices, reports and other documents and information expressly required to be furnished to any Secured Party by the Collateral Trustee hereunder or under any Parity Lien Document, the Collateral Trustee shall have no duty or responsibility to provide any Secured Party with any credit or other information concerning the affairs, financial condition or business of the Issuer, Co-Issuer or any Note Guarantor that may come into the possession of the Collateral Trustee or any of its Affiliates.

(b) Each Authorized Representative, on behalf of itself and each Secured Party it represents, acknowledges that such Secured Parties have, independently and without reliance on any other Parity Lien Representative or the Collateral Trustee, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Parity Lien Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Parity Lien Documents or this Agreement (it being understood that neither the Trustee nor Collateral Trustee has made and neither has a duty to make any credit analysis).

ARTICLE 6.

RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

SECTION 6.1 Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a) the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Authorized Representative and the Issuer; and

(b) the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Secured Parties.

SECTION 6.2 Appointment of Successor Collateral Trustee. Upon any resignation or removal of the Collateral Trustee, a successor Collateral Trustee may be appointed by an Act of Required Secured Parties. If no successor Collateral Trustee has been so appointed and accepted such appointment within 60 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Issuer), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(1) duly authorized to perform its obligations under this Agreement and the other Parity Lien Documents;

(2) having a combined capital and surplus of at least $500,000,000;

(3) maintaining an office in New York, New York; and

(4) that is not the Issuer or an Affiliate of the Issuer.

Until the appointment of a successor Collateral Trustee as provided for in this Section 6.2, after the resignation or removal of the Collateral Trustee, all communications and determinations required to be made by, to or through the Collateral Trustee shall instead be made by or through the Authorized Representatives.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

SECTION 6.3 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(1) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee (including the benefit of the Parallel Debt), and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(2) the predecessor Collateral Trustee will (at the expense of the Issuer) promptly transfer all Liens, collateral security, its rights and obligations under the Parallel Debts and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies, including the rights and obligations under the Parallel Debts of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estates.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.9 and 7.10.

SECTION 6.4 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3; provided, that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (4) of Section 6.2 and (ii) the Collateral Trustee provides prompt written notice thereof to the Issuer and each Authorized Representative.

ARTICLE 7.

MISCELLANEOUS PROVISIONS

SECTION 7.1 Amendment.

(a) No amendment or supplement to the provisions of any Security Documents will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Secured Parties, except that:

(1) any amendment or supplement that has the effect solely of:

(A) adding or maintaining Collateral, securing additional Parity Lien Obligations that are otherwise not prohibited by the terms of any Parity Lien Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein;

(B) providing for the assumption of any Grantor’s obligations under any Parity Lien Document in the case of a merger or consolidation or sale of all or substantially all of the assets of such Grantor to the extent not prohibited by the terms of the Indenture or any other Parity Lien Documents, as applicable;

(C) making any change that would provide additional rights or benefits to the Collateral Trustee or Secured Parties or that does not adversely affect the legal rights of the Collateral Trustee or any Secured Party under this Agreement and the Security Documents;

(D) effecting any provision of this Agreement;

(E) evidencing and providing for the acceptance and appointment under this Agreement of a successor Collateral Trustee pursuant to the requirements hereof;

(F) to conform the text of this Agreement to any provision of the “Description of Notes” contained in the Offering Circular to the extent such provision in the “Description of Notes” contained in the Offering Circular was intended to be a verbatim recitation of a provision of this Agreement;

(G) curing any ambiguity, omission, mistake, defect or inconsistency;

will become effective when executed and delivered by the Issuer, Co-Issuer or any other applicable Grantor party thereto and the Collateral Trustee; provided, that, unless required by applicable law or to become effective (in each case, as determined by the Issuer), a supplement to the Security Documents adding Collateral shall not be required to be executed and delivered by the Collateral Trustee;

(2) no amendment or supplement that reduces, impairs or adversely affects the right of any Secured Party:

(A) to vote its outstanding Parity Lien Debt as to any matter described as subject to an Act of Required Secured Parties (or amends the provisions of this Section 7.1(a) (2) or the definition of “Act of Required Secured Parties”);

(B) to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1 or 4.4;

(C) to require that Liens securing Parity Lien Obligations be released only as set forth in the provisions described in Section 4.1 or 4.4; or

(D) under this Section 7.1,

will become effective without the consent of the requisite percentage or number of holders of each Series of Parity Lien Debt so affected under the applicable Parity Lien Documents;

(3) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Authorized Representative or adversely affects the rights of the Collateral Trustee or any Authorized Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Trustee or such Authorized Representative, respectively; and

(4) if the Issuer, Co-Issuer or any Grantor incurs any Funded Debt secured by a second or junior Lien and such Funded Debt shall otherwise be permitted by each Parity Lien Document, then this Agreement may be amended, without the approval of the Collateral Trustee acting as directed by an Act of Required Secured Parties, to provide for a second or subordinated Lien on the Collateral and the related intercreditor requirements in connection therewith; provided that such amendment provides for customary terms for such second or subordinated Lien (as determined in good faith by the Issuer).

(b) The Collateral Trustee will not enter into any amendment or supplement described in this Section 7.1 unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Parity Lien Documents. Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Issuer to the effect that the execution of such document is authorized or permitted hereunder and under the Parity Lien Documents.

SECTION 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Parity Lien Debt, each Series of Parity Lien Debt will cast its votes in accordance with the Parity Lien Documents governing such Series of Parity Lien Debt. The amount of Parity Lien Debt to be voted by a Series of Parity Lien Debt will equal (1) the aggregate principal amount of Parity Lien Debt held by such Series of Parity Lien Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments (if any) to extend credit which, when funded, would constitute Funded Debt of such Series of Parity Lien Debt. Following and in accordance with the outcome of the applicable vote under its Parity Lien Documents, the Authorized Representative of each Series of Parity Lien Debt will vote the total amount of Parity Lien Debt under that Series of Parity Lien Debt as a block in respect of any vote under this Agreement. Such amount will be determined by each applicable Parity Lien Representative, and certified in writing to the Collateral Trustee (upon which certification the Collateral Trustee shall be entitled to conclusively and exclusively rely).

Upon request of the Collateral Trustee, each Authorized Representative shall provide written notice to the Collateral Trustee of the aggregate principal amount of outstanding Parity Lien Debt for which it is the Authorized Representative.

SECTION 7.3 Further Assurances.

(a) The Issuer, Co-Issuer and each of the Grantors will take such further actions with respect to the Collateral, and execute and/or deliver to the Collateral Trustee and file such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as may reasonably be required from time to time in order to:

(1) create, perfect, preserve and protect the security interest in the Collateral and the rights and interests of the Collateral Trustee under the Security Documents;

(2) carry into effect the purposes of the Security Documents or better to assure and confirm the validity, enforceability and priority of the Collateral Trustee’s security interest in the Collateral;

(3) permit the Collateral Trustee to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including the filing of financing statements, continuation statements and other documents under the UCC (or other similar laws in any jurisdiction) in effect in any jurisdiction with respect to the security interest created in the Collateral and the execution and delivery of control agreements; and

(4) perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Trustee hereunder, as against third parties, with respect to the Collateral.

(b) Upon the request of the Collateral Trustee or any Authorized Representative at any time and from time to time, the Issuer, Co-Issuer and each of the other Grantors will promptly execute, acknowledge, deliver and/or file such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Parity Lien Documents for the benefit of the Secured Parties.

SECTION 7.4 Successors and Assigns.

(a) Except as provided in Section 5.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, (i) the Issuer, Co-Issuer and the other Grantors, (ii) each Authorized Representative, (iii) each present and future holder of Parity Lien Obligations (each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof), and (iv) all of respective successors and assigns of each of the foregoing.

(b) Neither the Issuer, Co-Issuer nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Issuer, Co-Issuer and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the (i) Collateral Trustee, (ii) each Authorized Representative, (iii) each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as third-party beneficiary hereof (provided that any such enforcement shall be subject, (x) in the case of the holders of Parity Lien Obligations under the Indenture, pursuant to the terms of this Agreement and the Indenture and (y) in the case of the holders of Parity Lien Obligations under another Parity Lien Document, pursuant to the terms of this Agreement and such Parity Lien Document), and (iv) all of their respective successors and assigns.

SECTION 7.5 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.6 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, Minnesota 55402

Attn: TRU Taj Secured Notes Administrator

Fax: (612) 217-5651

If to the Issuer, Co-Issuer or any other Grantor:

TRU Taj LLC

One Geoffrey Way

Wayne, New Jersey 07470

Attn: Chief Financial Officer and General Counsel

Fax: (973) 617-4005

If to the Trustee:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, Minnesota 55402

Attn: TRU Taj Secured Notes Administrator

Fax: (612) 217-5651

and if to any other Authorized Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, or by electronic mail with portable document format attached, to the relevant address set forth above or, as to holders of Parity Lien Debt, its address shown on the register kept by the office or agency where the relevant Parity Lien Debt may be presented for registration of transfer or for exchange. Failure to mail a notice or communication to a holder of Parity Lien Debt or any defect in it will not affect its sufficiency with respect to other holders of Parity Lien Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it; provided that notices to the Collateral Trustee shall be deemed given upon actual receipt by the Collateral Trustee.

SECTION 7.7 Notice Following Discharge of Parity Lien Obligations. Promptly following the Discharge of Parity Lien Obligations with respect to one or more Series of Parity Lien Debt, each Authorized Representative with respect to each applicable Series of Parity Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Authorized Representative.

SECTION 7.8 Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.9 Compensation; Expenses. The Grantors jointly and severally agree (subject to Section 7.11) to pay, promptly upon demand:

(1) such compensation to the Collateral Trustee and its agents as the Issuer and the Collateral Trustee may agree in writing from time to time;

(2) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3) all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Authorized Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Issuer, Co-Issuer or any other Grantor;

(4) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(5) all other reasonable costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(6) after the occurrence of any Parity Lien Debt Default, all costs and expenses incurred by the Collateral Trustee, its agents and any Authorized Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Parity Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Parity Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Authorized Representatives.

The agreements in this Section 7.9 will survive repayment of all other Parity Lien Obligations, the termination or assignment of this Agreement, the invalidity or unenforceability of any terms or provisions of this Agreement and the removal or resignation of the Collateral Trustee.

SECTION 7.10 Indemnity.

(a) The Grantors jointly and severally agree (subject to Section 7.11) to defend, indemnify, pay and hold harmless the Collateral Trustee, each Authorized Representative, each Secured Party and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b) All amounts due under this Section 7.10 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.10(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) No Grantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Parity Lien Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) Without limiting the agreements set forth in 7.10(d) above, in no event shall the Collateral Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action, arising out of, in connection with, or as a result of, this Agreement or any other Parity Lien Document or any agreement or instrument or transaction contemplated hereby.

(f) The agreements in this Section 7.10 will survive repayment of all other Parity Lien Obligations, the termination or assignment of this Agreement, the invalidity or unenforceability of any terms or provisions of this Agreement and the removal or resignation of the Collateral Trustee.

SECTION 7.11 Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.

SECTION 7.12 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.13 Section Headings. The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 7.14 Obligations Secured. All obligations of the Grantors set forth in or arising under this Agreement will be Parity Lien Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.15 Governing Law. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 7.16 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each Grantor, for itself and in connection with its properties, irrevocably:

(1) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(2) waives any defense of forum non conveniens;

(3) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.6;

(4) agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(5) agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

SECTION 7.17 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER PARITY LIEN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 7.18 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.19 Grantors and Additional Grantors. The Issuer represents and warrants that each Person who is a Grantor on the date hereof has duly executed this Agreement. The Issuer will cause each Person that hereafter becomes a Grantor or is required by any Parity Lien Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, no later than the date on which such Person provides a Lien over Collateral pursuant to Article 11 of the Indenture or any other Parity Lien Document, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Issuer shall promptly provide each Authorized Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.19; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Authorized Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.19 are complied with.

SECTION 7.20 Continuing Nature of this Agreement. This Agreement will be reinstated if at any time any payment or distribution in respect of any of the Parity Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any Secured Party or Authorized Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise). In the event that all or any part of a payment or distribution made with respect to the Parity Lien Obligations is recovered from any Secured Party or any Authorized Representative in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any Secured Party or Authorized Representative with respect to the Parity Lien Obligations from the proceeds of any Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Authorized Representative or that Secured Party, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the Secured Parties to be applied in accordance with Section 3.4.

SECTION 7.21 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.22 Rights and Immunities of Authorized Representatives. The Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Authorized Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Parity Lien Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Authorized Representative be liable for any act or omission on the part of the Grantors or the Collateral Trustee hereunder.

SECTION 7.23 Intercreditor Agreements. Each Authorized Representative party hereto, by accepting the benefits hereof, on behalf of itself and the Secured Parties it represents, (i) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreements and (ii) authorizes (or is deemed to authorize) the Collateral Trustee on behalf of such Person to enter into, and perform under, the Intercreditor Agreements.

SECTION 7.24 Force Majeure. In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 7.25 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Collateral Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Trustee. The parties to this Agreement agree that they will provide the Collateral Trustee with such information as it may reasonably request in order for the Collateral Trustee to satisfy the requirements of the U.S.A. Patriot Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of the day and year first above written.

TRU TAJ LLC

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TRU TAJ FINANCE, INC.

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TRU TAJ HOLDINGS 1, LLC

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TRU ASIA, LLC

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TRU AUSTRALIA HOLDINGS, LLC

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TOYS “R” US (AUSTRALIA) PTY LTD

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU TAJ (EUROPE) HOLDINGS, LLC

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TOYS “R” US IBERIA HOLDINGS 1, S.L.U.

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TOYS “R” US IBERIA HOLDINGS 2, S.L.U.

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU (HOLDINGS) LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU EUROPE LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TOYS “R” US (UK) LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU (BVI) FINANCE II, LTD

By:	/s/ John Gregory
Name:	John Gregory
Title:	Director

TRU (UK) H7 LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU (UK) H6, LLC

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Vice President – International Controller

TOYS “R” US HOLDINGS LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU (UK) H4 LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

TRU (UK) H8 LIMITED

By:	/s/ Robert S. Zarra
Name:	Robert S. Zarra
Title:	Director

WILMINGTON TRUST, NATIONAL ASSOCIATION,
solely in its capacity as Trustee under the Indenture

By:	/s/ Hallie E. Field
Name:	Hallie E. Field
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:	/s/ Hallie E. Field
Name:	Hallie E. Field
Title:	Assistant Vice President

[EXHIBIT A to Collateral Trust Agreement]

[FORM OF]

ADDITIONAL PARITY LIEN DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement dated as of August 16, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among TRU TAJ LLC (the “Issuer”), TRU Taj Finance, Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the other Grantors from time to time party thereto, Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Parity Lien Debt Designation is being executed and delivered in order to designate additional Parity Lien Debt as Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Issuer hereby certifies on behalf of the [Issuer] that:

(A) [insert name of the Issuer, Co-Issuer or other Grantor] intends to incur, or has incurred, additional Parity Lien Debt Obligations consisting of [DESCRIBE NEW OBLIGATIONS] (“Additional Parity Lien Obligations”) which obligations are not prohibited by any Parity Lien Document to be incurred and secured by a Parity Lien equally and ratably with all existing and future Parity Lien Debt;

(B) the name and address of the Authorized Representative for the Additional Parity Lien Obligations for purposes of the Collateral Trust Agreement (including Section 7.6) is:

[

]
Telephone:
Fax:

(C) each of the Issuer, Co-Issuer and each other Grantor party thereto has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Parity Lien Obligations are secured by the Collateral in accordance with the Security Documents;

(D) attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Issuer, Co-Issuer and each other Grantor;

(E) the Issuer has caused a copy of this Additional Parity Lien Debt Designation and the related Collateral Trust Joinder to be delivered to each existing Authorized Representative; and

(F) all conditions of Section 3.8 of the Collateral Trust Agreement to the incurrence of such Additional Parity Lien Debt Obligations have been satisfied.

Exhibit A

IN WITNESS WHEREOF, the Issuer has caused this Additional Parity Lien Debt Designation to be duly executed by the undersigned officer as of             , 20    .

TRU TAJ LLC

By:
Name:
Title:

Acknowledgement of Receipt

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Parity Lien Debt Designation.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

EXHIBIT 1 TO ADDITIONAL

PARITY LIEN DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Trust Agreement dated as of August 16, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among TRU TAJ LLC (the “Issuer”), TRU Taj Finance, Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the other Grantors from time to time party thereto, Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein), and Wilmington Trust, National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Reaffirmation Agreement is being executed and delivered as of             , 20     in connection with an Additional Parity Lien Debt Designation of even date herewith which Additional Parity Lien Debt Designation has designated such additional Parity Lien Debt as Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.

Each of the undersigned hereby consents to the designation of additional Parity Lien Debt as Parity Lien Debt as set forth in the Additional Parity Lien Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Parity Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Parity Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional Parity Lien Debt shall be entitled to all of the benefits of such Parity Lien Documents.

The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[Names of Grantors]

By:
Name:
Title:

Exhibit 1

[EXHIBIT B to Collateral Trust Agreement]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL PARITY LIEN OBLIGATIONS

Reference is made to the Collateral Trust Agreement dated as of August 16, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among TRU TAJ LLC (the “Issuer”), TRU Taj Finance, Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the other Grantors from time to time party thereto, Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional Parity Lien Debt under the Collateral Trust Agreement.

1.	Joinder. The undersigned, , a , (the “New Representative”) as [trustee, administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the additional Parity Lien Debt] hereby agrees to become party as an Authorized Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.	Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Authorized Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt, each other existing and future Authorized Representative and each current and future Secured Party and as a condition to being treated as Parity Lien Debt under the Collateral Trust Agreement that:

(a)	as provided by Section 2.2 of the Collateral Trust Agreement, all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Issuer, Co-Issuer or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Parity Lien Debt if the Security Documents in respect thereof prohibit the applicable Authorized Representative from accepting the benefit of a Lien on any particular asset or property or such Authorized Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset; and

(b)	the New Representative and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Authorized Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

Exhibit B

(c)	the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.

3.	Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 2016.

[insert name of the new representative]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

[EXHIBIT C to Collateral Trust Agreement]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL GRANTOR

Reference is made to the Collateral Trust Agreement dated as of August 16, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among TRU TAJ LLC (the “Issuer”), TRU Taj Finance, Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the other Grantors from time to time party thereto, Wilmington Trust, National Association, as Trustee under the Indenture (as defined therein) and Wilmington Trust, National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.19 of the Collateral Trust Agreement.

1. Joinder. The undersigned,                     , a                     , hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 20    .

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Exhibit C